UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

Knightscope, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41248	46-2482575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 North Mathilda Avenue

Sunnyvale, California 94085

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (650) 924-1025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KSCP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders (the “Annual Meeting”) of Knightscope, Inc. (the “Company”) held on September 2, 2026, the Company’s stockholders approved the second amendment (the “Plan Amendment”) to the Knightscope, Inc. 2022 Equity Incentive Plan (the “2022 Plan”). The Plan Amendment increases by 10,000,000 the maximum number of shares of the Company’s Class A Common Stock authorized to be issued under the 2022 Plan. Further information regarding the Plan Amendment was provided in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2026 (the “Proxy Statement”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on September 2, 2026, holders of a total of 11,541,416 votes were present electronically or represented by proxy, representing approximately 50.71% of the votes that could be cast by the holders of the Company’s outstanding shares of stock as of the July 15, 2026 record date.

The following are the voting results for the proposals that were considered and voted upon at the Annual Meeting, all of which were described in the Proxy Statement.

Proposal 1 – Election of each of William Santana Li, William G. Billings, Robert A. Mocny, and Melvin W. Torrie to the Company’s Board of Directors (the “Board”) to serve until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified.

985,569
Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
William Santana Li	3,596,566	317,405	7,627,445
William G. Billings	3,588,957	325,014	7,627,445
Robert A. Mocny	3,616,948	297,023	7,627,445
Melvin W. Torrie	3,621,348	292,623	7,627,445

Proposal 2 – Ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

4
Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
10,811,595	533,360	196,461	0

Proposal 3 – Approval of the second amendment to the Company’s 2022 Equity Incentive Plan to increase the available number of shares of Class A Common Stock.

668,450
Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
3,033,726	798,194	82,051	7,627,445

Based on the foregoing votes, each director listed in Proposal 1 was elected and Proposals 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHTSCOPE, INC.

Date: September 4, 2026	By:	/s/ William Santana Li
	Name:	William Santana Li
	Title:	Chairman, Chief Executive Officer and President